UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21758

CLIPPER FUNDS TRUST
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2020
Date of reporting period: June 30, 2020

____________________

ITEM 1. REPORT TO STOCKHOLDERS

CLIPPER FUND™

Clipper Fund

June 30, 2020

SEMI-ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with financial intermediary.

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund’s Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund’s website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments

The Fund files its complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Fund’s Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-432-2504, on the Fund’s website at www.clipperfund.com, and on the SEC’s website at www.sec.gov. A list of the Fund’s quarter-end holdings is also available at www.clipperfund.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

CLIPPER FUNDSM	Shareholder Letter

Please provide your current perspective on the market during COVID-19:
The first half of 2020 has been filled with fear, tumult and extreme volatility. Families and communities have suffered real hardship and terrible losses. As stewards for the savings of hundreds of thousands of individuals and families, we are gratified to report that despite this turmoil, we have increased the value of the funds entrusted to our management for all periods longer than one year and are only down a modest -2.4% for the trailing one year. We are committed to helping our clients achieve their financial aspirations, whether a comfortable retirement, a child’s education, a dream home or gifts to charity, and at this challenging time, our first thoughts are for their safety and well-being.

As human beings, we do not welcome times of fear and panic. However, as investors, we welcome the bargain prices such emotions produce. The market’s steep decline and dramatic rebound has left many investors fearful and confused. Some don’t understand why the market is not down more in the face of terrible headlines. Others wonder if they missed their chance to buy at bargain prices in March. Though understandable, such thoughts ignore the fact that the short-term direction of stock prices is not predictable. No one knows if the market will be lower or higher six months from now. Although unsettling, short-term uncertainty is nothing new and must always be incorporated into investors’ plans and perspective.

Since the founding of Clipper Fund more than 35 years ago and our firm’s founding more than 50 years ago, we have weathered countless periods of crisis and turmoil by being prepared and knowing that unpredicted events, crises and corrections are painful but inevitable. As a result, rather than try to make short-term predictions, we have built wealth for generations by identifying durable and profitable businesses that have the strength to weather such storms. Today, our research indicates that the market’s bounce has been driven by only a handful of companies and sectors, leaving a number of high-quality, durable businesses still trading significantly below the prices they traded at just a few months ago. The decision to buy such durable, profitable businesses at today’s discount prices creates the opportunity to build tomorrow’s wealth.

The futility of short-term forecasts
As we consider the events of this year, beginning with a global pandemic followed by the steepest recession on record, a 34% market decline, 20% unemployment, a 44% market rebound and more recently civil unrest and mass demonstrations, it is instructive to realize that no pundits or commentators predicted these events. Yet the same pundits and commentators who failed to predict what has already happened are busy predicting what is going to happen next. From the timing of a vaccine to the shape of the economic recovery, from stock market forecasts to election results, the media is filled with experts delivering worthless forecasts.

Rather than speculate about the course of current events, our aim is to share the long-term context that has helped us build wealth for more than fifty years through periods of prosperity and times of turmoil. Armed with such a framework, investors will be prepared to unemotionally distinguish between the short-term volatility and long-term opportunities presented in the current market.

Crises are a painful but inevitable part of the investment landscape
One word we hear most in describing the current environment is “unprecedented.” While this description is technically correct, it wrongly implies that crises and corrections are something new and different. The timeline on the next page captures just some of the geopolitical shocks, economic crises, political turmoil and market crashes that our country and economy have endured over the last hundred years.

The average annual total returns for Clipper Fund for periods ending June 30, 2020 are: 1 year, −2.38%; 5 years, 6.77%; and 10 years, 11.04%. The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.71%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504. The Fund recently experienced significant negative short-term performance due to market volatility associated with the COVID-19 pandemic.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. Equity markets are volatile and an investor may lose money. All fund performance discussed within this piece are as of 6/30/20 unless otherwise noted. This is not a recommendation to buy, sell or hold any specific security. Past performance is not a guarantee of future results. There is no guarantee that the Fund performance will be positive as equity markets are volatile and an investor may lose money.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Crises and Corrections Though Painful are Inevitable

1914
World War I
1950
Korean War
1957
▪Influenza Pandemic
▪Sputnik 1 Launch
1989
Fall of Berlin Wall
1998
Russian Bond Default /
Asian Contagion
1939
World War II
1987
Black Monday
2020
COVID-19
Pandemic
1972
Watergate
1900
1950
2000
2020
1918
Spanish Flu Pandemic
1947
Cold War
1973
▪Nifty 50/Bear Market
▪Oil Shock
▪Stagflation
2001
9/11
2010
Euro Crisis
1929
Crash & Great Depression
1962
Cuban Missile Crisis
1968
MLK Assassination
2008
▪Global
Financial Crisis
▪Great Recession
1963
JFK Assassination
1964
Vietnam War
2000
Dot-com Bust

Source: Davis Advisors

For the individuals who lived through the events listed above, each was unpredicted and terrifying. Yet even in the face of this daunting list, our nation proved resilient for the simple reason that individuals and institutions adapt to changing times. While each event was unprecedented and terrible, time and time again, our economy responded, adapted and continued its long-term growth, as can be seen below.

The U.S. Economy Has Been Incredibly Resilient Over the Long Term

U.S. Nominal GDP Log Scale

1929–2020

$100,000
$1,000
$10
1929
Crash & Great Depression
1963
JFK Assassination
1968
MLK Assassination
2000
Dot-com Bust
2010
Euro Crisis
1987
Black Monday
1962
Cuban Missile Crisis
1972
Watergate
2020
COVID-19 Pandemic
2001
9/11
1939
World War II
1950
Korean War
1989
Fall of Berlin Wall
2008
▪Global Financial Crisis
▪Great Recession
1964
Vietnam War
1973
▪Nifty 50/Bear Market
▪Oil Shock
▪Stagflation
1947
Cold War
1957
▪Influenza Pandemic
▪Sputnik 1 Launch
1998
Russian Bond Default / Asian Contagion
1929
1939
1949
1959
1969
1979
1989
1999
2009
2020

Source: Bureau of Economic Analysis Website – www.bea.gov Past performance is no guarantee for future results.

Likewise, the businesses that comprise much of our nation’s economy have proven their resilience and adaptability, as can be seen in the powerful chart on the next page, showing the market’s progress through a century of “unprecedented” events and challenges.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

The Market Has Steadily Marched Upward Despite Inevitable Crises

DJIA Level Log Scale

1929-2020

$100,000
$1,000
$10
1929
Crash & Great Depression
1939
World War II
1947
Cold War
1950
Korean War
1957
▪Influenza Pandemic
▪Sputnik 1 Launch
1962
Cuban Missile Crisis
1963
JFK Assassination
1964
Vietnam War
1968
MLK Assassination
1972
Watergate
1973
▪Nifty 50/Bear Market
▪Oil Shock
▪Stagflation
1987
Black Monday
1989
Fall of Berlin Wall
1998
Russian Bond Default / Asian Contagion
2000
Dot-com Bust
2001
9/11
2008
▪Global Financial Crisis
▪Great Recession
2010
Euro Crisis
2020
COVID-19 Pandemic
1929
1939
1949
1959
1969
1979
1989
1999
2009
2020

Source: Bureau of Economic Analysis Website – www.bea.gov Past performance is no guarantee for future results.
COVID-19 and civil unrest represent the most recent challenges to be added to this long list. At the time of this writing, COVID treatments are improving, and though the timing is uncertain, a vaccine will be developed, businesses will reopen, sporting events will resume and life will get back to normal, most likely in the next 6–12 months, albeit with some lasting changes, such as more openness towards working remotely. The lessons learned from dealing with this first modern pandemic will also leave us far better prepared for the next one, and thus safer than we were before. As for today’s political discord, students of social history would note that dissatisfaction, frustration and anger at the status quo are, and always have been, necessary ingredients for social change and progress.

In the heat of today’s polarized climate, it is worth bearing in mind two deep truths. First, regardless of economic status, gender, race or sexual orientation, few would disagree that it is better to be living today than 50 years ago. Second, the fact that there has been enormous long-term progress over the last 50 years does not mean that there is not a long way to go. Based on history, it may be reasonable to conclude that today’s discontent will lead to continued progress on this long journey.

If we can imagine looking back at current events a decade from now, it seems likely that today’s challenges, like the many other painful crises we have endured in the last century will, in the end, make our country stronger and serve as reminders of the resilience, durability and adaptability that are hall-marks of our markets, our economy and our nation.

Volatility can be the long-term investor’s friend
Despite the more positive longer-term probabilities described above, short-term uncertainty has made the stock market extraordinarily volatile in both directions. While such volatility can be unsettling, it represents a significant opportunity for investors who recognize the difference between price and value, best summed up in the old saying, “Price is what you pay. Value is what you get.”

Because stocks are traded every day, it is easy to forget that they represent ownership interests in real businesses, and whether publicly traded or private, the value of any business is determined by the earnings (or more specifically, the free cash flow) that it will generate between now and kingdom come. In contrast to a business’ value, its price is simply the amount at which someone is willing to buy or sell that business on any given day.

This contrast can be seen clearly by analogy if we imagine two partners going in 50:50 to purchase a well-located apartment building for $10 million that reliably generates $1 million of income after all expenses. In this example, each invests $5 million, and each is earning $500,000 per year, or a 10% annual return on their share. Now suppose one decides to sell his share to the other for only $2.5 million. It is hard to imagine the other viewing this as bad news or thinking the value of their share had declined. Instead, knowing that each half of the business generates $500,000 of earnings, one would likely jump at the chance to buy the additional share at this bargain price. After all, the earnings on this new investment would represent a 20% return, as it would generate the same amount of earnings at half of the price of their original investment. Similarly, if someone came along and offered to buy the building for an extremely high price, say $30 million, the partners would likely be delighted to sell at a price so far above what they know to be the building’s intrinsic value.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

What is true for this hypothetical apartment building is equally true for stocks, which are simply shares in real businesses. Today, as a result of the market’s extreme volatility, we are delighted to be seeing both opportunities to buy certain businesses at bargain prices and to sell other businesses at exorbitant prices. This repositioning should pay real dividends in the years to come.

Please provide an update on the Fund’s long-term performance and more recent results:
Our primary goal in managing Clipper Fund is to increase the value of the savings entrusted to our management. While slightly negative for the trailing one-year period, Clipper Fund has achieved this goal in all longer-term trailing periods. As can be seen in the chart below, the value of a $10,000 investment has grown to approximately $11k, $14k, and more than $28k over the last 3-, 5- and, 10-year periods, respectively. The same $10,000 invested at the Fund’s inception would now be worth more than $442,000.1

Clipper Fund Has Grown Shareholder Wealth Over the Long Term
$9,762
$10,946
$13,880
$28,530
1 Year
3 Year
5 Year
10 Year

On a relative basis, Clipper Fund has lagged in recent periods. A study of Clipper’s own long-term results indicates shorter-term periods of underperformance were a necessary, though unpleasant, feature of the Fund’s long-term record. Since we have gone through such a stretch in recent periods, three factors convince us to stick to our time-tested discipline.
First, this period of relative underperformance has occurred in a decade in which we delivered strong, double-digit absolute returns. Always bearing in mind the truth of the old saying “You can’t eat relative returns,” we would rather have strong absolute returns and weak relative returns than strong relative returns and weak absolute returns.
Second, this period has coincided with a long period in which momentum investing has been in favor and our value-based approach has been out of favor. For example, while we have ground to make up on the S&P 500 Index, we would note that over the last five years, our results have beaten the major value indices after all fees.2 The momentum approach that is currently popular suggests that the more an investment goes up in price, the more attractive it becomes. This approach can be self-reinforcing. As rising prices garner more headlines and more attention, buyers, who fear missing out, jump onto the bandwagon. While momentum may continue to stay in favor for a long time, we are not tempted to change our discipline for the simple reason that momentum investing flies in the face of common sense. Because stocks represent ownership interest in real businesses and because, as discussed above, the value of any business is determined by the earnings the business generates, the more a stock goes up in price, the lower, not higher, the future return should be. Sooner or later, the music stops, and price and value converge. Although we recognize that value investing has been out of fashion for more than a decade, we firmly believe that doing something that is logically foolish because it has worked for some time is a recipe for disaster.

1 Clipper Fund was managed from inception, 2/29/84, until 12/31/05 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on 1/1/06.
2 Includes the S&P 500 Value Index and the Russell 1000 Value Index.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Third, and most importantly, we are sticking to our discipline because the carefully selected businesses that we own have generated strong underlying results, even as their share prices have lagged. This disconnect is simply another powerful reminder of the difference between price and value. Starting with value, we have constructed the portfolio to weather any storm, including the one we are currently in. Our portfolio companies exhibit a rare combination of durable business models, profitable long-term growth, strong free cash flow, proven, capable management and below-average valuations.
Turning to price, however, even though these businesses have proven records of durability and the financial strength to weather the current storm, the fact that many have a cloudy short-term earnings outlook has led them to fall out of favor, especially compared to companies that are growing quickly in the current environment, but may have a less certain long-term future. In other words, our research indicates that we are currently seeing a tale of two markets, with a handful of companies significantly overvalued at the same time that many others are significantly undervalued.
To illustrate this dichotomy, imagine having $450 billion that you must use to buy either one of two groups of companies. Group 1 consists of eight durable, leading and profitable companies with long-term records of profitable growth that, not coincidently, are all among the top holdings of Clipper Fund. These companies are Raytheon, one of the largest aerospace and defense companies; Wells Fargo, one of the most profitable and enduring banks in the country; Applied Materials, the world’s most important semiconductor capital equipment company; American Express, the preeminent charge card company in the world; Quest Diagnostics, the nation’s largest laboratory testing company; Capital One, the most innovative of the large banks; Carrier Corp., the nation’s largest manufacturer of HVAC equipment; and finally Bank of New York Mellon, the world’s leading corporate trust and custody bank, founded by Alexander Hamilton. For the $450 billion it would cost to buy all of these companies, you would generate almost $300 billion of annual revenue (a good proxy for how much customers value your goods and services) and roughly $45 billion of annual after-tax profits, or a 10% annual earnings yield on your investment. Furthermore, owning this wonderful group of companies, you would probably lose little sleep worrying about their durability or the sustainability of their competitive advantages. After all, each has a leading position and a demonstrated record of profitability that goes back decades and even centuries.
Now, for Group 2. Instead of the eight companies listed above, for the same $450 billion, you could buy Shopify, Spotify, Tesla, Square and Zoom. In aggregate, these companies generate about 87% less revenue than Group 1, and instead of earning $45 billion after tax, they are generating losses of $1.2 billion per year. While we accept that these companies are exciting, innovative and have wonderful growth potential, our argument is about their relative valuation and the uncertainty of their long-term competitive advantages.
Faced with the choice of owning eight diversified, proven, leading companies generating seven times the revenue and earning $45 billion a year after tax, or five exciting but unproven, loss-making technology startups with uncertain long-term futures, we chose durability and profitability. While our choice is out of synch with current market trends that continue to favor short-term growth and hype over long-term value and durability, 50 years of experience has taught us that a willingness to be out of favor in the short term creates the opportunity to build wealth in the long term.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Portfolio Update
With the short term cloudy but the long term clearer, we continue to focus on companies like those listed on page 6 with durable competitive advantages, proven business models, long histories of profitable growth and capable management teams. For some companies with these characteristics, particularly a number of our leading technology companies, the current environment has accelerated favorable trends such as online shopping and the use of cloud computing services. No portfolio holding has benefited more than Amazon, which continues to be among the most capable and best-managed companies we have ever owned. However, the fact that the shares have surged almost 50% through this tumultuous period reduces our earnings yield and margin of safety. While we continue to own a significant position in this fine company, we have taken advantage of this upward volatility to reduce the number of shares we own.
At the other extreme, we own a number of companies, such as those listed in Group 1 on page 6, for which this steep decline in economic activity has been an unpleasant but manageable reality. Here, the investment opportunities are the greatest, for the simple reason that investors are more concerned with short-term uncertainty than long-term durability. Currently, we see the biggest opportunities in two sectors: first, high-quality global industrial companies, like Raytheon, Applied Materials and Berkshire Hathaway. Each have proven long-term growth records, strong balance sheets, durable business models and excellent management. Buying such companies when they are out of favor is a rare opportunity and one we are glad to take advantage of.
Second, and even more dramatically, we see a significant opportunity in select well-capitalized financial leaders, such as Wells Fargo, Capital One and US Bancorp, which currently sell at distressed prices, despite being explicitly prepared for today’s turmoil. This preparation was the result of the lessons learned during the financial crisis and ensures that these leading banks have the durability and resiliency to withstand even a worse economic scenario. Specifically, all of our major bank holdings are subject to a stress test that includes a multi-year recession in which the stock market declines 50%, commercial real estate 35%, home values 25%, unemployment rises to 10% over a three-year period and GDP shrinks 8%. The fact that our bank holdings are prepared for such a scenario should give investors great confidence. Yet, even though our banks are far more conservatively capitalized, with almost twice the capital they held before the financial crisis, and are carrying far less risk in their credit portfolios, a huge gap has developed between their price and value as can be seen in the chart below. Specifically, the chart shows that over the last decade, during which the earnings of financials grew from 15% to more than 20% of the index, their prices have fallen from roughly 18% to a record low 12% of the index.
As the banks emerge on the other side of this current crisis with their balance sheets and earnings power intact, we anticipate that attitudes towards the sector could improve significantly, leading to a powerful increase in their relative valuation and a sharp closing of this enormous gap. In the meantime, we are delighted to be buying durable institutions, well-prepared for this turmoil at distressed prices, as in doing so, we are sowing the seeds for future performance.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Conclusion:
Last December, we warned that “2020 will be a year of incendiary rhetoric and sensational headlines.” Little did we know how true that would be! However, we also advised that, “To navigate such ‘noisy’ times, successful investors must keep emotions in check and focus relentlessly on the underlying fundamentals of the businesses they own.” Throughout 2020, we have heeded our own advice, always remembering that while prices can fluctuate with emotions, value is created by earnings.
Above all, our portfolio is built to last. Beyond the long-term attractive growth prospects and reasonable valuations of the carefully selected businesses we own, each is characterized by durability, resiliency and adaptability. Such attributes allow our companies and the portfolio as a whole to weather storms like today and adapt to changing times.
With more than $140 million of our own money invested alongside clients, our interests are aligned, and our conviction is more than just words.3 This alignment is an uncommon advantage, given that 88% of all funds are overseen by managers who have less than $1 million invested alongside their clients.
Although our investment discipline may not be rewarded by the market over shorter periods, our proven active management approach has built wealth for our shareholders over the years.
We value the trust you have placed in us and look forward to continuing our investment journey together.
Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

August 7, 2020

3 As of 6/30/20. Includes Davis Advisors, the Davis family, our employees, and Fund directors.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

This report is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.
This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.
Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include “forward-looking statements” which may or may not be accurate over the long term. Forward-looking statements can be identified by words like “believe,” “expect,” “anticipate,” or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.
Objective and Risks. Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to systemic risk, regulatory actions, changes in interest rates, non-diversified loan portfolios, credit, and competition; focused portfolio risk: investing in a limited number of companies causes changes in the value of a single security to have a more significant effect on the value of the Fund’s total portfolio; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; As of 6/30/20, the Fund had approximately 16.3% of net assets invested in foreign companies; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company’s stock may never recover or may become worthless; large-capitalization companies risk: companies with $10 billion or more in market capitalization generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; depositary receipts risk: depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange; fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund; foreign currency risk: the change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency; and mid- and small-capitalization companies risk: companies with less than $10 billion in market capitalization typically have more limited product lines, markets and financial resources than larger companies, and may trade less frequently and in more limited volume. See the prospectus for a complete description of the principal risks.
The information provided in this material should not be considered a recommendation to buy, sell or hold any particular security. As of 6/30/20, the top ten holdings of Clipper Fund were: Alphabet Inc.*, 13.46%; Amazon.com, Inc., 9.58%; Berkshire Hathaway Inc., 7.39%; Facebook Inc., 5.75%; New Oriental Education & Technology, 5.44%; Bank of New York Mellon Corp., 5.41%; Capital One Financial Corp., 5.07%; Markel Corp., 5.05%; Raytheon Technologies Corp., 4.38%; and Carrier Global Corp., 3.53%.
*Alphabet Inc. holding includes Class A and Class C.

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in the prospectus. Holding percentages are subject to change. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.
Clipper Fund was managed from inception, 2/29/84, until 12/31/05 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on 1/1/06.
We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper, Wilshire, and index websites.
The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Value Index is composed of the value companies in the S&P 500. The Russell 1000 Value Index is a broadly diversified index predominantly made up of value stocks of large U.S. companies. Investments cannot be made directly in an index.
After 10/31/20, this material must be accompanied by a supplement containing performance data for the most recent quarter end.
Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
06/20 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800‑432-2504, clipperfund.com

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Management’s Discussion of Fund Performance

Performance Overview

Clipper Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®”) for the six-month period ended June 30, 2020 (the “period”). The Fund delivered a total return of (11.98)%, versus a return of (3.08)% for the S&P 500®. All of the sectors, but two, within the S&P 500® reported negative performance during the period. The sectors1 within the S&P 500® that reported the strongest performance were Information Technology (up 16%), Consumer Discretionary (up 7%), and Communication Services (down less than 1%). The sectors that reported the weakest performance were Energy (down 35%), Financials (down 21%), and Industrials (down 15%). Clipper Fund continued to concentrate in just a few holdings with a total of 26 unique companies owned at the end of the period.

Detractors from Performance

The Fund’s Financial holdings were the most significant detractor2 from performance. This was due to weaker stock selection (down 29%, versus down 21%) and a higher average weighting in this weak performing sector (42% average weighting, compared to 13%). Eight of the top ten detractors during the period came from the Financials sector. They included Wells Fargo3 (down 51%), Capital One (down 39%), Berkshire Hathaway (down 21%), JPMorgan Chase (down 31%), U.S. Bancorp (down 36%), Bank of New York Mellon (down 22%), Markel (down 19%), and American Express (down 23%).

The Fund’s performance was also hindered by its position in Industrial securities. The Fund’s Industrial securities underperformed those of the S&P 500® (down 21% compared to down 15%). Raytheon Technologies (down 29%), formed from the United Technologies and Raytheon merger in April 2020, was a detractor from performance due to the pre-merger performance of top ten holding, United Technologies.

The Fund’s relative performance also suffered due to the Fund’s significant underweight position in the top performing sector, Information Technology (4% average weighting, compared with 24% for the S&P 500®).

Apache (down 52%) was among the top detractors during the period. The Fund no longer owns Apache.

Contributors to Performance

The Fund’s Consumer Discretionary sector holdings were the most substantial contributor to performance. The Fund benefited from both strong stock selection (up 25%, versus up 7%) and a significant overweight position (19% average weighting, versus 10%). Amazon (up 49%), New Oriental Education & Technology (up 7%), Naspers (up 11%), Prosus (up 24%), and Alibaba (up 2%) were all among the top contributors during the period. Amazon was the second-largest holding at the end of the period, representing approximately 10% of net assets. The Fund reduced the total number of shares it held in Amazon during the period by approximately 23%.

The Fund’s position in Communication Services was also a positive contributor to performance. Alphabet (up 6%), the parent company of Google, and Facebook (up 11%) were both among the top contributors. Alphabet was the largest position at the end of the period, representing approximately 13% of net assets.

Carrier Global (up 32%), an Industrials holding spun off from the aforementioned United Technologies at time of the merger, was the second leading contributor during the period.

Other contributors to performance included Applied Materials (up 55%) and Quest Diagnostics (up 8%). Applied Materials, a new position, is an Information Technology company that supplies components and software that support the manufacture of semiconductor chips.

The Fund had an average weighting of approximately 16% of its net assets invested in foreign securities, which outperformed the domestic holdings (down 1%, versus down 14%).

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund’s principal risks are: stock market risk, common stock risk, financial services risk, focused portfolio risk, foreign country risk, headline risk, large-capitalization companies risk, manager risk, depositary receipts risk, fees and expenses risk, foreign currency risk, and mid- and small-capitalization companies risk.  See the prospectus for a full description of each risk.
Clipper Fund focuses its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. The Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2020, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2020, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

CLIPPER FUNDSM	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor’s 500® Index over 10 years for an investment made on June 30, 2010

Average Annual Total Return for periods ended June 30, 2020

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	(2.38)%	6.77%	11.04%	10.98%	0.72%	0.72%
Standard & Poor’s 500® Index	7.51%	10.72%	13.98%	11.16%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For most recent month-end performance information, please call Clipper Fund Investor Services at 1-800-432-2504 or visit the Fund’s website at www.clipperfund.com.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
June 30, 2020 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 06/30/20 Net Assets)		(% of 06/30/20 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	81.85%	Diversified Financials	21.66%	4.51%
Common Stock (Foreign)	13.97%	Media & Entertainment	19.62%	8.78%
Preferred Stock (Foreign)	2.33%	Retailing	15.25%	7.92%
Short-Term Investments	1.90%	Banks	10.94%	3.64%
Other Assets & Liabilities	(0.05)%	Capital Goods	9.80%	5.51%
	100.00%	Insurance	6.61%	1.93%
		Consumer Services	5.54%	1.55%
		Information Technology	4.98%	27.46%
		Health Care	2.95%	14.63%
		Transportation	2.38%	1.73%
		Automobiles & Components	0.27%	0.33%
		Food, Beverage & Tobacco	–	3.51%
		Utilities	–	3.07%
		Real Estate	–	2.84%
		Other	–	12.59%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 06/30/20 Net Assets)

Alphabet Inc.*	Media & Entertainment	13.46%
Amazon.com, Inc.		9.58%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	7.39%
Facebook, Inc., Class A	Media & Entertainment	5.75%
New Oriental Education & Technology Group, Inc., ADR	Consumer Services	5.44%
Bank of New York Mellon Corp.	Capital Markets	5.41%
Capital One Financial Corp.	Consumer Finance	5.07%
Markel Corp.	Property & Casualty Insurance	5.05%
Raytheon Technologies Corp.	Capital Goods	4.38%
Carrier Global Corp.	Capital Goods	3.53%

*Alphabet Inc. holding includes Class A and Class C.

CLIPPER FUNDSM	Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which is for the six-month period ended June 30, 2020.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period* (01/01/20-06/30/20)
Actual	$1,000.00	$880.24	$3.37
Hypothetical	$1,000.00	$1,021.28	$3.62

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.72%)**, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
June 30, 2020 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (95.82%)
COMMUNICATION SERVICES – (19.26%)
Media & Entertainment – (19.26%)
Alphabet Inc., Class A *	38,840	$55,077,062
Alphabet Inc., Class C *	49,222	69,580,711
ASAC II L.P. *(a)(b)	407,313	415,093
Facebook, Inc., Class A *	234,690	53,291,058
	Total Communication Services	178,363,924
CONSUMER DISCRETIONARY – (20.67%)
Automobiles & Components – (0.27%)
Adient plc *	151,709	2,491,062
Consumer Services – (5.44%)
New Oriental Education & Technology Group, Inc., ADR (China)*	386,720	50,362,545
Retailing – (14.96%)
Alibaba Group Holding Ltd., ADR (China)*	123,610	26,662,677
Amazon.com, Inc. *	32,161	88,726,410
Naspers Ltd. - N (South Africa)	84,020	15,441,220
Prosus N.V., Class N (Netherlands)*	83,550	7,789,986
		138,620,293
	Total Consumer Discretionary	191,473,900
FINANCIALS – (38.48%)
Banks – (10.74%)
Bank of America Corp.	351,360	8,344,800
JPMorgan Chase & Co.	333,672	31,385,188
U.S. Bancorp	742,720	27,346,951
Wells Fargo & Co.	1,263,832	32,354,099
		99,431,038
Diversified Financials – (21.26%)
Capital Markets – (5.41%)
Bank of New York Mellon Corp.	1,295,953	50,088,583
Consumer Finance – (8.46%)
American Express Co.	330,226	31,437,515
Capital One Financial Corp.	749,953	46,939,559
		78,377,074
Diversified Financial Services – (7.39%)
Berkshire Hathaway Inc., Class A *	256	68,428,800
		196,894,457
Insurance – (6.48%)
Life & Health Insurance – (1.43%)
AIA Group Ltd. (Hong Kong)	1,418,970	13,278,154
Property & Casualty Insurance – (5.05%)
Markel Corp. *	50,677	46,783,486
		60,061,640
	Total Financials	356,387,135
HEALTH CARE – (2.90%)
Health Care Equipment & Services – (2.90%)
Quest Diagnostics Inc.	235,560	26,844,418
	Total Health Care	26,844,418

CLIPPER FUNDSM	Schedule of Investments – (Continued)
June 30, 2020 (Unaudited)

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (9.62%)
Capital Goods – (9.62%)
	Carrier Global Corp.	1,470,665	$32,678,176
	Ferguson PLC (United Kingdom)	194,150	15,874,973
	Raytheon Technologies Corp.	658,766	40,593,161
		Total Industrials	89,146,310
INFORMATION TECHNOLOGY – (4.89%)
Semiconductors & Semiconductor Equipment – (4.89%)
	Applied Materials, Inc.	386,750	23,379,038
	Intel Corp.	366,500	21,927,695
		Total Information Technology	45,306,733
	TOTAL COMMON STOCK – (Identified cost $572,555,332)		887,522,420
PREFERRED STOCK – (2.33%)
INDUSTRIALS – (2.33%)
Transportation – (2.33%)
	Didi Chuxing Joint Co., Series A (China)*(a)(b)	524,409	18,391,023
	Didi Chuxing Joint Co., Series B (China)*(a)(b)	91,609	3,212,728
		Total Industrials	21,603,751
	TOTAL PREFERRED STOCK – (Identified cost $24,712,474)		21,603,751
SHORT-TERM INVESTMENTS – (1.90%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.10%, 07/01/20, dated 06/30/20, repurchase value of $17,575,049 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 07/02/20-06/01/51, total market value $17,926,500)	$17,575,000	17,575,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $17,575,000)		17,575,000
	Total Investments – (100.05%) – (Identified cost $614,842,806)		926,701,171
	Liabilities Less Other Assets – (0.05%)		(483,760)
	Net Assets – (100.00%)		$926,217,411

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At June 30, 2020 (Unaudited)

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments)	$926,701,171
Cash	186
Receivables:
Capital stock sold	62,569
Dividends and interest	429,644
Prepaid expenses	4,913
Total assets	927,198,483
LIABILITIES:
Payables:
Capital stock redeemed	277,069
Accrued custodian fees	49,490
Accrued investment advisory fees	468,913
Accrued transfer agent fees	120,330
Other accrued expenses	65,270
Total liabilities	981,072
NET ASSETS	$926,217,411
SHARES OUTSTANDING	8,571,867
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$108.05
NET ASSETS CONSIST OF:
Paid in capital	$629,587,231
Distributable earnings	296,630,180
Net Assets	$926,217,411

*Including:
Cost of investments	$614,842,806

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the six months ended June 30, 2020 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends		$6,249,056
Interest		49,416
Total income		6,298,472
Expenses:
Investment advisory fees (Note 3)	$2,644,307
Custodian fees	73,569
Transfer agent fees	485,102
Audit fees	26,085
Legal fees	12,366
Reports to shareholders	26,005
Trustees' fees and expenses	125,273
Registration and filing fees	23,003
Miscellaneous	31,685
Total expenses		3,447,395
Net investment income		2,851,077
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		(12,873,845)
Foreign currency transactions		776
Net realized loss		(12,873,069)
Net decrease in unrealized appreciation		(129,550,483)
Net realized and unrealized loss on investments and foreign currency transactions		(142,423,552)
Net decrease in net assets resulting from operations		$(139,572,475)

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Six months ended June 30, 2020 (Unaudited)	Year ended December 31, 2019
OPERATIONS:
Net investment income	$2,851,077	$6,311,625
Net realized loss from investments and foreign currency transactions	(12,873,069)	(1,419,044)
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(129,550,483)	265,417,003
Net increase (decrease) in net assets resulting from operations	(139,572,475)	270,309,584
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:	–	(16,269,842)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4)	(57,156,318)	(71,143,202)
Total increase (decrease) in net assets	(196,728,793)	182,896,540
NET ASSETS:
Beginning of period	1,122,946,204	940,049,664
End of period	$926,217,411	$1,122,946,204

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
June 30, 2020 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Funds Trust, a Delaware statutory trust (“Trust”), on behalf of Clipper Fund (“Fund”), a series of the Trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term capital growth and capital preservation. Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2020 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Common Stock:
Communication Services	$177,948,831	$–	$415,093	$178,363,924
Consumer Discretionary	168,242,694	23,231,206	–	191,473,900
Financials	343,108,981	13,278,154	–	356,387,135
Health Care	26,844,418	–	–	26,844,418
Industrials	73,271,337	15,874,973	–	89,146,310
Information Technology	45,306,733	–	–	45,306,733
Preferred Stock:
Industrials	–	–	21,603,751	21,603,751
Short-term securities	–	17,575,000	–	17,575,000
Total Investments	$834,722,994	$69,959,333	$22,018,844	$926,701,171

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2020. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at June 30, 2020 was $(6,644,167). There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

	Beginning Balance January 1, 2020	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance June 30, 2020
Investments in Securities:
Common Stock	$424,746	$–	$(9,653)	$–	$–	$415,093
Preferred Stock	28,238,265	–	(6,634,514)	–	–	21,603,751
Total Level 3	$28,663,011	$–	$(6,644,167)	$–	$–	$22,018,844

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	June 30, 2020	Technique	Input(s)	Amount	an Increase in Input
Investments in Securities:
Common Stock	$415,093	Discounted Cash Flow	Annualized Yield	1.266%	Decrease

Preferred Stock	21,603,751	Market Approach	Adjusted Transaction Price	$35.07	Increase
Total Level 3	$22,018,844

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2020 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Fund.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and concluded that as of June 30, 2020, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2016.

At June 30, 2020, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$621,510,261
Unrealized appreciation	352,629,216
Unrealized depreciation	(47,438,306)
Net unrealized appreciation	$305,190,910

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2019, the Fund had available for federal income tax purposes unused short-term capital loss carryforwards (no expiration) in the amount of $2,352,730.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2020 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, Trustee deferred compensation, corporate actions, and partnership income. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Trustees Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Trustees’ account is based upon years of service and fees paid to each Trustee during the years of service. The amount paid to the Trustee by the Trust under the plan will be determined based upon the performance of the Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2020 were $39,610,866 and $97,167,211, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Trustees) hold positions as executive officers with the Adviser or its affiliates.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the six months ended June 30, 2020 approximated 0.55% of average net assets.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fees paid to the Adviser for these services during the six months ended June 30, 2020 amounted to $34,129. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2020 (Unaudited)

NOTE 4 - CAPITAL STOCK

At June 30, 2020, there were unlimited shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended June 30, 2020 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	321,626	–	(898,002)	(576,376)
Value	$33,280,887	$–	$(90,437,205)	$(57,156,318)

	Year ended December 31, 2019
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	286,085	128,572	(1,048,975)	(634,318)
Value	$31,674,268	$15,618,727	$(118,436,197)	$(71,143,202)

NOTE 5 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of June 30, 2020, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Trustees. The aggregate value of restricted securities amounted to $22,018,844 or 2.38% of the Fund’s net assets as of June 30, 2020. Information regarding restricted securities is as follows:

Security	Initial Acquisition Date	Units/Shares	Cost per Unit/ Share	Valuation per Unit/Share as of June 30, 2020
ASAC II L.P.	10/10/13	407,313	$1.00	$1.0191
Didi Chuxing Joint Co., Series A, Pfd.	04/22/16	524,409	38.2271	35.07
Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	91,609	50.9321	35.07

NOTE 7 - SIGNIFICANT EVENT

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; significant disruptions to business operations (including business closures); disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a fund by its service providers.

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Six months ended June 30, 2020	Year ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$122.75	$96.09	$120.46	$108.72	$104.41	$98.79
Income (Loss) from Investment Operations:
Net Investment Income[a]	0.32	0.67	0.92	0.75	0.65	0.51
Net Realized and Unrealized Gains (Losses)	(15.02)	27.79	(15.56)	18.16	15.00	5.85
Total from Investment Operations	(14.70)	28.46	(14.64)	18.91	15.65	6.36
Dividends and Distributions:
Dividends from Net Investment Income	–	(1.10)	(0.88)	(0.80)	(1.19)	(0.50)
Distributions from Realized Gains	–	(0.70)	(8.85)	(6.37)	(10.15)	(0.24)
Total Dividends and Distributions	–	(1.80)	(9.73)	(7.17)	(11.34)	(0.74)
Net Asset Value, End of Period	$108.05	$122.75	$96.09	$120.46	$108.72	$104.41
Total Return[b]	(11.98)%	29.63%	(12.92)%	17.69%	15.62%	6.44%
Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$926	$1,123	$940	$1,185	$1,212	$1,216
Ratio of Expenses to Average Net Assets:
Gross	0.72%[c]	0.71%	0.71%	0.71%	0.72%	0.72%
Net[d]	0.72%[c]	0.71%	0.71%	0.71%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.59%[c]	0.59%	0.77%	0.66%	0.63%	0.50%
Portfolio Turnover Rate[e]	4%	7%	24%	17%	33%	31%

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Total returns are not annualized for periods of less than one year.

[c]	Annualized.

[d]	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements.

[e]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Trustee Approval of Advisory Agreement (Unaudited)

Process of Annual Review

The Board of Trustees of Clipper Funds Trust oversees the management of the Clipper Fund and, as required by law, determines annually whether to approve the continuance of the Clipper Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreement”).

With the assistance of counsel to the Independent Trustees, the Independent Trustees undertook a comprehensive review process in anticipation of their annual contract review, held in April 2020. As part of this process, Davis Advisors provided the Independent Trustees with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Trustees. At this meeting, the Independent Trustees reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. Clipper Fund, Inc. was reorganized into Clipper Funds Trust in December 2014. For this reason, the review included historical information for Clipper Fund, Inc.

In reaching their decision, the Independent Trustees also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Trustees concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreement and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Trustees found that the terms of the Advisory Agreement are fair and reasonable and that continuation of the Advisory Agreement is in the best interests of Clipper Fund and its shareholders.

Reasons the Independent Trustees Approved Continuation of the Advisory Agreement

The Independent Trustees’ determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Trustee did not necessarily attribute the same weight to each factor. The following considerations and conclusions were important, but not exclusive, to the Independent Trustees’ recommendation to renew the Advisory Agreement.

The Independent Trustees considered the investment performance of the Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Trustees not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:

1.	Achieves satisfactory investment results over the long-term, after all costs;

2.
Efficiently and effectively handles shareholder transactions, inquiries, requests and records, provides quality accounting, legal and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some but not all of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Trustees concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

In aggregate, Davis Advisors, employees of Davis Advisors, and the Davis family have made significant investments in the Fund. The Independent Trustees considered that these investments tend to align Davis Advisors’, Davis Advisors’ employees, and Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Trustees concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale that have lowered fees and expenses for Clipper Fund’s shareholders over time.

CLIPPER FUNDSM	Trustee Approval of Advisory Agreement (Unaudited) – (Continued)

Reasons the Independent Trustees Approved Continuation of the Advisory Agreement – (Continued)

The Independent Trustees noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Clipper Fund’s shareholders are likely to be well served by the renewal of the Advisory Agreement. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Trustees must take many factors into consideration in representing the shareholders of the Clipper Fund, including those listed below. In connection with reviewing comparative performance information, the Independent Trustees generally give greater weight to longer-term measurements.

The Independent Trustees noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Trustees considered the quality of Davis Advisors’ investment process as well as the experience, capability and integrity of its senior management and other personnel.

The Independent Trustees recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long- term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Trustees assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, which includes other funds it advises, other funds which it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule of the Fund, including an assessment of competitive fee schedules.

The Independent Trustees reviewed the management fee schedule for the Fund, profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increase, and whether the fee schedule reflected those potential economies of scale at this time. The Independent Trustees considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Trustees considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreement with the Fund, including a review of portfolio brokerage practices. The Independent Trustees noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Fund.

The Independent Trustees compared the fees paid to Davis Advisors by Clipper Fund with those paid by Davis Advisors’ advised and sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised, private account, or managed money/wrap fees were lower than fees paid by the Fund, the Independent Trustees noted that the range of services provided to the Fund is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of the more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Trustees concluded that reasonable justifications existed for any differences between the fee rates for Clipper Fund and Davis Advisors’ other lines of business.

CLIPPER FUNDSM	Trustee Approval of Advisory Agreement (Unaudited) – (Continued)

Clipper Fund

Davis Advisors began the day-to-day management of the Clipper Fund on January 1, 2006. The Independent Trustees noted that Clipper Fund underperformed its benchmark, the Standard & Poor’s 500® Index (“S&P 500®”), over the one-, three-, five-, and ten-year time periods ended March 31, 2020.

Broadridge, an independent service provider, presented a report to the Independent Trustees that compared the Fund to all Lipper retail and institutional large-cap core funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe Average and the Lipper Index over the one-year time period; underperformed both over the two-, three-, four-, and ten-year time periods; and outperformed the Performance Universe Average and underperformed the Index over the five-year time period; all periods ended December 31, 2019.

The Independent Trustees also reviewed the Fund’s performance versus both the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time frames. Since Davis Advisors took over management, the Fund outperformed the S&P 500® in 3 out of 10 rolling five-year time periods and outperformed the Lipper Large-Cap Core category in 5 out of 10 rolling five-year time periods, all periods ended December 31 for each year from 2010 through 2019. The Fund outperformed the S&P 500® in 0 out of 5 rolling ten-year time periods and outperformed the Lipper Large-Cap Core category in 1 out of 5 rolling ten-year time periods, all periods ended December 31 for each year from 2015 through 2019.

The Independent Trustees considered Clipper Fund’s management fee and total expense ratio. They observed that both were reasonable and below the average and median of its expense group, as determined by Broadridge. They noted that the Fund has an advisory fee schedule that begins at 0.55% and declines from there in a series of breakpoints. In addition, the Independent Trustees noted that the breakpoint discounts in the Fund’s advisory fee schedule would provide for the sharing by Davis Advisors with Fund shareholders of any economies of scale that may exist in the management of the Fund. They also considered that, based on its asset level, the Fund does not qualify for a breakpoint in its advisory fee. In addition, the Independent Trustees noted that the Fund’s advisory fee is identical to those paid by two other open-end mutual funds that Davis Advisors serves as investment adviser and that have a higher asset level than the Fund.

Approval of Advisory Agreement

The Independent Trustees concluded that Davis Advisors had provided Clipper Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Trustees further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Trustees determined that the advisory fee for the Clipper Fund is reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer group, as determined by an independent service provider. The Independent Trustees found that the terms of the Advisory Agreement were fair and reasonable and that continuation of the Advisory Agreement is in the best interest of the Clipper Fund and its shareholders. The Independent Trustees and the full Board of Trustees therefore voted to continue the Advisory Agreement.

CLIPPER FUNDSM	Liquidity Risk Management Program

Following is a description of the operation and effectiveness of the Liquidity Risk Management Program (“LRMP”) that was adopted by the Board of Trustees (the “Board”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The Liquidity Rule is meant to promote effective liquidity risk management practices in order to reduce the likelihood that a fund would be unable to meet its redemption obligations.

The Board has appointed Davis Selected Advisers, L.P. (the “Adviser”) to serve as the Administrator of the LRMP, subject to the supervision of the Board. The Adviser has engaged a third party to perform certain functions, including the production of liquidity classification model information.

The Adviser monitors the adequacy and effectiveness of the implementation of the LRMP on an ongoing basis. This monitoring includes a review of the Fund’s liquidity risk based on a variety of factors including the Fund’s (1) investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, and (4) borrowing arrangements and other funding sources. The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires a fund that does not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets in highly liquid investments (highly liquid investment minimum or HLIM). The LRMP includes provisions and safeguards that are reasonably designed to comply with the 15% limit on illiquid investments and the Fund is currently classified as a Fund that primarily holds highly liquid investments. The LRMP includes the classification, no less than monthly, of the Fund’s investments into one of four liquidity classifications as provided for in the Liquidity Rule.

At a recent meeting of the Fund’s Board of Trustees, the Adviser provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the LRMP from the inception of the LRMP through March 31, 2020. The report concluded that the LRMP has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk. There can be no guarantee that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Trustees and Officers

For the purpose of their service as trustees to the Fund, the business address for each of the Trustees is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Trustee serves until retirement, resignation, death, or removal. After turning 75, each Trustee will be annually reviewed by the Independent Trustees, and a majority of the Independent Trustees (with such Trustee abstaining) may request such Trustee’s resignation as of the last business day of the year.  Subject to further exceptions and exemptions that may be granted by the Independent Trustees, Trustees must retire from the Board and cease being a Trustee at the close of business on the last day of the calendar year in which the Trustee attains age 80.

Name, Date of Birth, Positions Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Trustees

Francisco L. Borges (11/17/51) Trustee since 2014	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Chairman and Trustee, John S. and James L. Knight
Foundation; Trustee, Connecticut Public Broadcasting
Network; Chairman/Director, Assured Guaranty Ltd.
(financial guaranty insurance business); Director,
Jefferies Financial Group (holding company); Trustee,
Millbrook School; Director, Selected Funds (consisting
of two portfolios).

Lawrence E. Harris (09/16/56) Trustee/Director since 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Director, Selected Funds (consisting of two portfolios).

Steven N. Kearsley (09/29/41) Trustee/Director since 2006	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Director, Selected Funds (consisting of two portfolios).

Katherine L. MacWilliams (01/19/56) Trustee since 2014	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Director, Selected Funds (consisting of two portfolios).

James J. McMonagle (10/01/44) Trustee since 2014 Chairman since 2015	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director/Chairman, Selected Funds (consisting of two portfolios).

Richard O’Brien (09/12/45) Trustee since 2014	Retired; Corporate Economist, HP Inc.	3	Director, Selected Funds (consisting of two portfolios).

Interested Trustees*

Andrew A. Davis (06/25/63) Trustee since 2014	President or Vice President of each Selected Fund, Clipper Fund, and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios); Director, Davis Funds (consisting of 13 portfolios).

Christopher C. Davis (07/13/65) Trustee since 2014	President or Vice President of each Selected Fund, Davis Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios);
Director, Davis Funds (consisting of 13 portfolios);
Lead Independent Director, Graham Holdings
Company (educational and media company); Director,
The Coca-Cola Company (beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Ryan M. Charles (born 07/25/78, Clipper Fund officer since 01/01/14). Vice President and Secretary of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.
Andrew A. Davis (born 06/25/63, Clipper Fund officer since 01/23/15). See description in the section on Interested Trustees.

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). See description in the section on Interested Trustees.

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Clipper Fund officer since 01/01/18). Vice President and Chief Compliance Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
P.O. Box 219167
Kansas City, Missouri 64121-9167

Overnight Address:
430 West 7th Street, Suite 219167
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by contacting the Fund at 1-800-432-2504 and on the Fund’s website at www.clipperfund.com. Quarterly Fact Sheets are available on the Fund’s website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUNDS TRUST

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 19, 2020

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: August 19, 2020